Exhibit 10.7
FOURTH AMENDMENT
TO THE
PNM RESOURCES, INC.
EXECUTIVE CHOICE ACCOUNT PLAN
Effective as of January 1, 1980, Public Service Company of New Mexico (“PNM”) adopted the Amended and Restated Medical Reimbursement Plan of Public Service Company of New Mexico (the “MERP”). Sponsorship of the MERP was subsequently transferred from PNM to PNM Resources, Inc. (“PNM Resources”) on November 30, 2002. Effective January 1, 2002, PNM Resources established the Executive Spending Account (the “ESA”). Effective December 1, 2002, PNM Resources merged the MERP with and into the ESA and named the combined program the “PNM Resources, Inc. Executive Spending Account Plan” (the “Plan”). Effective as of February 22, 2018, PNM Resources renamed the Plan to the “Executive Choice Account Plan.” The Plan has been amended and restated on a number of occasions, with the most recent restatement being effective as of January 1, 2011. The restated Plan was subsequently amended on three occasions. Effective as of August 2, 2024, PNM Resources changed its name to TXNM Energy, Inc (the “Company”). By this instrument, the Plan is hereby amended to change the name of the Plan and the sponsoring employer to reflect the name change of PNM Resources, Inc. to TXNM Energy, Inc.
1.    This Fourth Amendment shall be effective as of January 1, 2025.
2.    The name of the Plan is hereby amended to read as follows:
TXNM ENERGY, INC.
EXECUTIVE CHOICE ACCOUNT PLAN
3.    The third paragraph of the Introduction to the Plan is hereby amended and restated in its entirety to read as follows:
Effective December 1, 2002, PNM Resources merged the MERP with and into the ESA and amended and restated both plans in the form of a combined program known as the “PNM Resources, Inc.

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Executive Spending Account Plan.” Effective February 22, 2018, the Plan was renamed the PNM Resources, Inc. Executive Choice Account Plan. Effective August 2, 2024, PNM Resources changed its name to TXNM Energy, Inc. (“TXNM Energy”). The name of the Plan shall now be the TXNM Energy, Inc. Employee Choice Account Plan (the “Plan”).
4.    Article 2 of the Plan (Defined Terms) is hereby amended by restating the Company section in its entirety to read as follows:

Company:	TXNM Energy, Inc. (“TXNM Energy”) and any affiliate that has adopted the Plan with the approval of TXNM Energy.
5.    Article 2 of the Plan (Defined Terms) is hereby amended by restating the Plan section in its entirety to read as follows:

Plan:	The TXNM Energy, Inc. Executive Choice Account Plan, as set forth in this document.
6.    Article 2 of the Plan (Defined Terms) is hereby amended by restating the Plan Sponsor section in its entirety to read as follows:

Plan Sponsor:	TXNM Energy, Inc.
7.    Article 3 of the Plan (General Information About the Plan) is hereby amended by restating the Plan Name section in its entirety to read as follows:

Plan Name:	TXNM Energy, Inc. Executive Choice Account Plan.
8.    Article 3 of the Plan (General Information About the Plan) is hereby amended by restating the Plan Sponsor section in its entirety to read as follows:

Plan Sponsor:	TXNM Energy, Inc. 414 Silver SW, MS 0755 Albuquerque, NM 87102 (505) 241-2700

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9.    Article 3 of the Plan (General Information About the Plan) is hereby amended by restating the first paragraph of the Plan Administrator & Named Fiduciary section in its entirety to read as follows:

Plan Administrator & Named Fiduciary:	TXNM Energy, Inc. 414 Silver SW, MS 0755 Albuquerque, NM 87102 (505) 241-2700 Attention: Benefits Governance Committee
10.    Article 3 of the Plan (General Information About the Plan) is hereby amended by restating the Agent for Service of Legal Process section in its entirety to read as follows:

Agent for Service of Legal Process:	Senior Vice President and General Counsel TXNM Energy, Inc. 414 Silver SW, MS 0755 Albuquerque, NM 87102 (505) 241-2700
11.    Article 8 of the Plan (Amendment or Termination of the Plan) is hereby amended and restated in its entirety to read as follows:
TXNM Energy, as Plan Sponsor, has the right to amend or terminate the Plan at any time. The Plan may be amended or terminated by a written instrument duly adopted by TXNM Energy or any of its delegates.
12.    The purpose of this Fourth Amendment is to change the name of the Plan and the name of the sponsoring employer. All references to “PNM Resources, Inc.” are hereby replaced with references to “TXNM Energy, Inc.” unless the context (such as discussion of the formation of the Plan) indicates otherwise. Any other provisions of the Plan which are inconsistent with this name change are hereby amended to the extent necessary to complete the name change. Regardless of the name change, any individuals or entities serving as fiduciaries or service providers with respect to the Plan shall continue to serve as such, subject to the provisions of the Plan. Similarly,

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any policies or procedures previously adopted by the fiduciaries shall continue in full force and effect.
13.    This Fourth Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect.
IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be executed as of this 17th day of April, 2025.
TXNM ENERGY, INC.

By:     /s/ Brian G. Iverson
Brian G. Iverson
General Counsel, Senior Vice President Regulatory and Public Policy, and Corporate Secretary
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